UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 30, 2009

QUIXOTE CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	001-08123	36-2675371
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

35 East Wacker Drive
Chicago, Illinois		60601
(Address of principal executive offices)		(Zip Code)

(312) 467-6755
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

          On April 30, 2009, we issued a press release announcing our financial results for our third quarter ended March 31, 2009. The full text of the press release is furnished with this Current Report on Form 8-K as Exhibit 99.

          In a conference call discussing the press release, management disclosed certain information which may be considered important to certain shareholders.

          We reported that for the third quarter of fiscal 2009, the Protect and Direct segment recorded an operating loss of $250,000 and the Inform segment recorded operating profit of $250,000, excluding severance costs and a non-cash impairment charge. However, these results are subject to adjustment prior to release of our March 31, 2009 Form 10-Q.

          The loss from continuing operations for the current third quarter was $8.6 million, or $0.93 cents per diluted share, compared to a loss from continuing operations of $655,000, or $0.07 cents per diluted share for last year’s third quarter. Excluding the impairment charge and severance costs and applying our historical effective income tax rate of 38%, the loss from continuing operations is $0.16 per diluted share for the current third quarter. This compares to a loss from continuing operations of $0.10 for the third quarter last year excluding the $336,000 of interest income earned on a federal income tax refund.

          A conference call discussing the press release was recorded and is available for replay through Thursday, May 7, 2009. To access the replay, please call (888) 286-8010 and enter passcode 95554865. The recorded web cast will also be available at “www.quixotecorp.com”.

          This Current Report contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Forward-looking statements include statements regarding our expectations, beliefs, intentions, plans, projections, objectives, goals, strategies, future events or performance and underlying assumptions and other statements which are not historical facts, including statements concerning our position with respect to net operating losses and possible limitations on their use. Actual results may differ materially from those expressed or implied by the forward-looking statements contained in this release. Forward-looking statements are subject to numerous risks, uncertainties and assumptions about us and our business. Important factors that could cause actual results to differ materially from those in the forward looking statements include the risks and uncertainties discussed in our Form 10-Q Report for the quarter ended December 31, 2008, under the caption “Forward-Looking Statements” in Management’s Discussion and Analysis of Financial Condition and Results of Operations and the caption “Risk Factors” at Item 1A in Part II, which discussion is incorporated herein by this reference. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof. We do not undertake to release publicly any revisions to these forward-looking statements to reflect events or circumstances after the date hereof or to reflect the occurrence of unanticipated events. For those statements, we claim the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995.

          The information in this Current Report is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities and Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information in this Current Report shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended.

Item 9.01 Financial Statements and Exhibits.

The following Exhibits are included herein:

(d)	Exhibits

	99	Press Release issued by Quixote Corporation, dated April 30, 2009

SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

QUIXOTE CORPORATION

DATE: April 30, 2009	/s/ Daniel P. Gorey

DANIEL P. GOREY
Executive Vice President, Chief Financial Officer and Treasurer
(Chief Financial & Accounting Officer)